Exhibit 99.1


              CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2002 (the "Report") by Bentley Pharmaceuticals, Inc. (the "Registrant"), the undersigned hereby certifies that, to his knowledge:

     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.




                                               /s/ James R. Murphy
                                              ------------------------------
                                              James R. Murphy
                                              Chairman, President and Chief
                                              Executive Officer
                                              (Chief executive officer)

                                              November 4, 2002